POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Robin W. Devereux his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all instruments, certificates and documents required to be executed on behalf of himself or herself individually or on behalf of each of any affiliate of Summit Partners, L.P. that is not a portfolio company, including without limitation those entities listed on the attached Exhibit A, on matters relating to:

(a)   Sections 13 and 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), Rule 144 promulgated under the Securities Act of 1933, as amended (the “33 Act”) and any and all regulations promulgated thereunder,  including filings with the Securities and Exchange Commission pursuant thereto;

(b)   any written ballot or proxy with respect to any investment securities owned beneficially or of record by any such entities;

(c)   such filings required pursuant to the Internal Revenue Code of 1986, as amended, and any related regulations, pertaining to such entities

(d)   economic exhibits relating to such entities; and

(e)   the PATRIOT Act.

and to file the same, with all exhibits thereto, and any other documents in connection therewith, with, as applicable, (i) the Securities and Exchange Commission, and with any other entity when and if such is mandated by the Exchange Act or by the By-laws of the National Association of Securities Dealers, and/or (ii) the Internal Revenue Service, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary fully to all intents and purposes as he or she might or could do in person thereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. Said attorney-in-fact is entitled to amend Exhibit A from time to time to reflect additional affiliates of Summit Partners, L.P. that are not portfolio companies.

The undersigned hereby acknowledges that this Power of Attorney supercedes, revokes and terminates any power of attorney executed by the undersigned prior to the date hereof for the purposes listed above.

[Exhibit A and Signature Pages Follow]

Power of Attorney

Exhibit A

Summit Ventures II, L.P.	Stamps, Woodsum & Co.
Summit Ventures III, L.P.	Stamps, Woodsum & Co. II
Summit Ventures IV, L.P.	Stamps, Woodsum & Co. III
Summit Ventures V, L.P.	Stamps, Woodsum &Co. IV
Summit V Companion Fund, L.P.	Summit Partners II, L.P.
Summit V Advisors Fund, L.P.	Summit Partners III, L.P.
Summit V Advisors Fund QP, L.P.	Summit Partners IV, L.P.
Summit Subordinated Debt Fund, L.P.	Summit Partners V, L.P.
Summit Subordinated Debt Fund II, L.P.	Summit Partners LLC
Summit Subordinated Debt Fund III-A, L.P.	Summit Partners SD, L.P.
Summit Subordinated Debt Fund III-B, L.P.	Summit Partners SD II, LLC
Summit Accelerator Fund, L.P.	Summit Partners SD III, L.P.
SV Eurofund, C.V.	Summit Partners SD III, LLC
Summit Ventures VI-A, L.P.	Summit Partners VI (GP), L.P.
Summit Ventures VI-B, L.P.	Summit Partners VI (GP), LLC
Summit VI Entrepreneurs Fund L.P.	Summit Partners VC II LP
Summit VI Advisors Fund, L.P.	Summit Partners VC II LLC
Summit Founders’ Fund, L.P.	Summit Partners VC III LP
Summit Founders’ Fund II, L.P.	Summit Partners VC III LLC
Summit Accelerator Founders’ Fund, L.P.	Summit Partners PE VII LP
Summit Partners Private Equity Fund VII-A, L.P	Summit Partners PE VII LLC
Summit Partners Private Equity Fund VII-B, L.P	Summit Partners GE VIII LP
Summit Partners Venture Capital Fund II-A, L.P.	Summit Partners GE VIII LLC
Summit Partners Venture Capital Fund II-B, L.P.	Summit Partners SD IV, LP
Summit Partners Subordinated Debt Fund IV-A, LP	Summit Partners SD IV, LLC
Summit Partners Subordinated Debt Fund IV-B, LP	Summit Partners Europe, LP
Summit Partners Europe Private Equity Fund, LP	Summit Partners Europe, Ltd.
Summit Partners Growth Equity Fund VIII-A, LP	Summit Investors Management, LLC
Summit Partners Growth Equity Fund VIII-B, LP	SV International
Summit Partners Venture Capital Fund III-A, LP	Summit Accelerator Partners, LLC
Summit Partners Venture Capital Fund III-B, LP	Summit Accelerator Management, LLC
Summit Partners Entrepreneur Advisors Fund I, L.P.	SWC Holdings Co.
Summit Partners Growth Equity Fund IX-A, L.P.	Summit Retained Earnings LP
Summit Partners Growth Equity Fund IX-B, L.P.	Summit Partners FF Corp
Summit Partners Venture Capital Fund IV-A, LP	S-K Investment Corp
Summit Partners Venture Capital Fund IV-B, LP	Summit Partners Blocker, Inc.
Summit Partners Entrepreneur Advisors Fund II LP	Summit Partners Holdings, L.P.
Summit Partners Growth Equity Fund VIII-B AIV, LP	Summit Partners Entrepreneur Advisors GP, LLC
Summit Partners Growth Equity Fund VIII-A AIV, LP	Summit Partners GE IX LP

Summit Partners Growth Equity Fund IX-A, AIV L.P.	Summit Partners GE IX LLC
Summit Partners Growth Equity Fund IX-B, AIV L.P.	Summit Partners VC IV LP
Summit Investors, L.P.	Summit Partners VC IV LLC
Summit Investors II, L.P.	Summit Partners Entrepreneur Advisors GP II LLC
Summit Investors III, L.P.	Summit Partners GE VIII AIV, LP
Summit Investors (SAF) IV, L.P.	Summit Partners GE VIII AIV, Ltd
Summit Investors VI, L.P.	Summit Partners GE IX AIV LP
Summit Investors I, LLC	Summit Partners GE IX AIV Ltd.
Summit Investors I (UK), L.P.	Summit Alydar, L.P.
Summit Investors Credit II (UK), L.P.	Summit Partners Alydar GP LLC
Summit Investors Credit II, LLC	Summit Partners Alydar GP LP
Summit Investors GE IX-VC IV UK, L.P.	Summit Partners Alydar Holdings, LP
Summit Investors GE IX-VC IV, LLC	Summit Partners Public Asset Management LLC
Summit Partners Entrpreneurs/Advisors	Summit Partners Concentrated Growth L/S Fund Limited
Summit Incentive Plan, L.P.	Summit Partners Concentrated Growth L/S Fund LP
Summit Incentive Plan II, L.P.	Summit Partners Concentrated Growth L/S QP Fund LP
S-K Investment Corp	Summit Partners Sustainable Opportunites L/S Fund Limited
Summit Investment Holdings Trust	Summit Partners Sustainable Opportunites L/S QP Fund LP
Summit Investors Holdings Trust	Summit Partners Sustainable Opportunities L/S Fund LP
Summit Investment Holdings Trust II	Summit Accelerator Management, LP
Shearson Summit Management Partners	Summit Accelerator Partners, LP
HKL I Partners	Summit Partners, L.P.
HKL I, LLC	Summit Master Company LLC
Summit/Meditech LLC	SW Management Corp
Summit/CAM Holdings, LLC	Summit UK Advisory LLC
Summit/Sun Holdings LLC	Summit Partners, LLP (fka Summit Partners Ltd)
Summit GCA Holdings LLC	Summit Partners UK Advisory LLP
Summit Partners, LP Savings and Investment Plan	Mt. Everest Fund, L.P.
Summit Partners, LP Profit Sharing Plan and Trust	Mt. Everest QP Fund, L.P.
SD II Bennington Blocker Corp	Greenberg-Summit Management , LLC
SV VI-B Bennington Blocker Corp	Greenberg- Summit Partners, LLC
SD II Eyeglass Blocker Corp	SV VI-B CAM Holdings, L.P.
SV VI -B Eyeglass Preferred Blocker	Summit Ventures VI-B HCP, LP
SV VI -B Eyeglass Common Blocker	SV VI-B Tivoli Holdings, LP
SV VI-B Commnet Common Blocker Corp.	SD III-B Tivoli Holdings, LP
SV VI-B Commnet Preferred Blocker Corp.	SD II Eyeglass Holdings LP
SV VI B Tippmann Preferred Blocker Corp.	SV VI-B Eyeglass Holdings LP
SV VI B Tippmann Common Blocker Corp.	SV VI-B Bennington Holdings LP
SD III-B Tippmann Blocker Corp	SV VI-B Commnet Holdings, L.P.
SV VI-B Tivoli Blocker Corp.	SV VI-B Tippmann Holdings. L.P.
SD III-B Tivoli Blocker Corp.	SV VI Tippmann Holdings. L.P.
SV VI-B CAM Blocker Corp	SD III-B Tippmann Holdings, L.P.
Summit Ventures VI-B HCP Blocker Corp	SV VI-B CD Holdings, L.P.
SV VI-B CD Blocker Corp.	SV VI-B Focus Holdings, L.P
SPPE VII-B CD Blocker Corp.	SDIII-B Focus Holdings, L.P
Sparta Holding Corporation	SV VI-B Aurora Holdings LP
SV VI-B Focus Blocker, LLC	SPPE VII-B Aurora Holdings, L.P.

SDIII-B Focus Blocker, LLC	SV VI-B LiteCure, L.P.
SV VI-B Aurora Blocker Corp.	SD III-B Nomacorc Holdings L.P.
SPPE VII-B Aurora Blocker Corp.	SP PE VII-B Nomacorc Holdings LP
SPVCII-B Anesthetix Blocker Corp	SD III-B TUI Holdings LP
SV VI-B LiteCure Blocker Corp.	SPPE VII-B TUI Holdings LP
SPPE VII-B Champion Blocker Corp	SP PE VII-B AFCV Holdings LP
SD III-B Nomacorc Blocker Corp	SP VC II-B TMFS Holdings, LP
SPPE VII-B Nomacorc Blocker Corp	SPPE VII-B SUN Holdings, LP
SPVCII-B LiveOffice Blocker Corp	SP PE VII-B VIP Holdings, L.P.
SPPE VII-B SUN Blocker Corp	SP PE VII-B Heald Holdings, L.P.
SD III-B TUI Blocker Corp	SD III-B Heald Holdings, L.P.
SPPE VII-B TUI Blocker Corp	SD III-B Salient Holdings, L.P.
SP PE VII-B Announce Blocker LLC	SP PE VII-B Salient Holdings, L.P.
SP VC II-B TMFS Blocker Corp	SPVC II-B Winshuttle Holdings, LP
SP PE VII-B VIP Blocker Corp	SPVC II-B My Dentist Holdings, LP
SD III-B Heald Holdings Corp	SPVC II-B Hiperos Holdings LP
SP PE VII-B Heald Holdings Corp	SPVC II-B Clearwater Analytics Holdings LP
SD III-B Salient Blocker Corp	SP SD IV-B Announce Holdings, LP
SP PE VII-B Salient Blocker Corp	SPSD IV-B Access Holdings, LP
SP SD IV-B Salient Blocker Corp	SPPE VII-B Access Holdings, LP
SPVC II-B Winshuttle Blocker Corp	SPSD IV-B SSEC Holdings, LP
SPVC II-B My Dentist Blocker Corp	SPPE VII-B SSEC Holdings, LP
SV VI-B HCP Blocker Corp	SP PE VII-B Zenith Holdings, L.P
SPVC II-B Clearwater Analytics Blocker Corp	SP SD IV-B Zenith Holdings, L.P
SPVC II-B Hiperos Blocker Corp	SPPE VII-B CRG Holdings, L.P
SP SD IV-B Announce Blocker LLC	SP VC II-B WMS Holdings, L.P
SP SD IV-B Access Blocker Corp	SPSD IV-B Progressive Holdings, LP
SPPE VII-B Access Blocker Corp	SPVC II-B Efreightsolutions Holdings LLC
SPPE VII-B SSEC Blocker Corp	SP GE VIII-B Access Holdings, L.P.
SPSD IV-B SSEC Blocker Corp	SP SD IV-B RC Holdings, LP
SPPE VII-A CDIH Holdings, Inc	SPVC III-B COMS Interactive Holdings, L.P
SPPE VII-B CDIH Holdings, Inc	SP GE VIII-B CITYMD Holdings, LP
SV VI-A CDIH Holdings, Inc	SPPE VII-B QSF Holdings, LP
SV VI-B CDIH Holdings, Inc	SV VI-B QSF Holdings, LP
SV VI Affiliates CDIH Holdings, Inc	SPGE VIII-B Parts Town Holdings, LP
SP PE VII-B Zenith Blocker Corp	SPSD IV-B Parts Town Holdings LP
SP SD IV-B Zenith Blocker Corp	SP SD IV-B Fronton Holdings LP
SPPE VII-B CRG Blocker Corp	SP GE VIII-B Bluepearl Holdings LP
SP VC II-B WMS Blocker Corp	SP GE VIII-B GD RV Holdings LP
SPSD IV-B Progressive Blocker Corp	SPVC III-B AH Holdings LP
SP GE VIII-B Progressive Blocker Corp	SPVC III-B Tsheets Holdings LP
SPVC II-B Efreightsolutions I Blocker Corp	SPVC III-B Medop Holdings LP
SPVC II-B Efreightsolutions II Blocker Corp	SP GE VIII-B HCA Holdings LP
SP GE VIII-B Access Blocker Corp	SP GE VIII-B MPAS Holdings LP
SPVC III-B Heart to Heart Blocker Corp	SP GE VIII-B Pharm Holdings LP
SP GE VIII-B RC Blocker Corp	SD IV/Co-Invs Pharm Blocker Corp
SPSD IV-B RC Blocker Corp	SP GE VIII-B Thrive Holdings LP
SPVC III-B COMS Interactive Blocker Corp.	SP GE VIII-B HealthSun Holdings LP

SP GE VIII-B CITYMD Blocker Corp	Summit Partners Credit GP LP
SPPE VII-B QSF Holdings Blocker Corp	Summit Partners Credit LP
SV VI-B QSF Holdings Blocker Corp	Summit Partners Credit Advisors LP
SPGE VIII-B Parts Town Blocker Corp	Summit Partners Credit GP LLC
SPSD IV-B Parts Town Blocker Corp	Summit Partners Credit Offshore Fund, LP
SP SD IV-B Fronton Blocker Corp	Summit Partners Credit Fund, LP
SP GE VIII-B Bluepearl Blocker Corp	Summit Partners Credit Offshore Intermediate Fund, LP
SP GE VIII-B GD RV Blocker Corp	Summit Partners Credit Master, LP
SP COF I Theorem Blocker Corp	Summit Partners Credit Fund A-1 LP
SP SD III-A TUI Holdings Corp	Summit Partners Credit A-1 GP LP
SP PE VII-A TUI HOLDINGS CORP	Summit Partners Credit A-1 GP LLC
SPVC III-B AH Blocker Corp	Summit Credit Funding LLC
SPVC III-B Tsheets Blocker Corp	Summit Whistler Funding II LLC
SPVC III-B Medop Blocker Corp	Summit Whistler Funding Inc.
SP COF II Natchez Blocker Corp	Summit Partners Credit II, LP
SP GE VIII-B HCA Blocker Corp	Summit Partners Credit II LLC
SP GE VIII-B MPAS Blocker Corp	Summit Partners Credit Offshore Intermediate Fund II, LP
SP GE VIII-B Pharm Blocker Corp	Summit Partners Credit Offshore Fund II, LP
SP GE VIII-B Thrive Blocker Corp	Summit Partners Credit A-2 LLC
SPGE IX-B HealthSun Blocker Corp	Summit Partners Credit Fund II, LP
SPGE VIII-B HealthSun Blocker Corp	Summit Partners Credit A-2 LP
SPGE IX-B Thrive Blocker Corp	Summit Partners Credit Fund B-2, LP
Summit Partners Sarl	Summit Partners Credit B-2, LP
Summit Partners Holding GmBh	Summit Partners Credit III LLC
Summit Partners II Sarl	Summit Partners Credit III LP
Summit Beteiligungs GmbH	Lovett-Woodsum 1998 CGC TR
Summit Verwaltings GMBH	Stamps 1998 CGC Trust
Summit GmbH & Co. Beteiligungs KG	ABC Funding, LLC
Summit Parners III Sarl	Summit-Trio, LLC
IGEFI Holdings, LP/ fka Summit Partners IV Sarl	Fronton Holdings, LLC
IGEFI Licensing Sarl	Fronton Investor Holdings, LLC
IGEFI France Sarl	Outcomes Holdings, Inc
Finch Software Ltd	TUI CEO Holdings Corp
Finch Software India PVT Ltd.	FL Hawk Holdings LLC
IGEFI Deutschland GmbH	FL Hawk Intermiade Holdings Inc
IGEFI U.K. Limited	Elevate Morphe Holdings Inc
IGEFI US LLC	Morphe Holdings LLC
Summit Partners V Sarl	Healthline Holdings Inc.
Summit Partners VI-A Sarl	Healthline Intermediate Holdings
Summit Partners VI-B Sarl	HSYSTEMS ACQUISITION TWO INC
Summit Partners VI-A France	HSYSTEMS ACQUISITION ONE INC
Summit Partners VI-B France	HSYSTEMS TOP HOLDINGS INC
Summit Partners VII-A Sarl	HSYSTEMS HOLDINGS INC
Summit Partners VII-B Sarl	HSYSTEMS HOLDINGS LLC
Summit Partners VIII Sarl	Butler Merger Sub II Inc
Summit Partners TLK-A Sarl	Butler Holdco II Inc
Summit Partners TLK-B Sarl	Summit Partners Entrepreneur

Summit Partners FMT Sarl	Butler Holdco Inc
Summit Partners WRI Sarl	Butler Merge Sub I Inc
Summit Partners PWS Sarl	Butler Group Holdings Inc
Summit Partners OGN LUXCO SCA	Sumpro Investment Advisory PVT LTD
Ogone SPRL (fka Ogone SA)	BigPoint Manager SARL
Ogone SAS	BigPoint Manager Investments SCA
Ogone BV	BigPoint Distribuicao De Entretenimento Online Ltda
Ogone GmbH (Germany)	Bigpoint International Holdco Ltd
Ogone GmbH (Austria)	Bigpoint International Services Ltd
Ogone GmbH (SW)	Bigpoint Midco GMBH
Ogone Limited	Bigpoint Investments GMBH
Summit Partners JMB S.á.r.l	Summit RKT VII-B Cayman Ltd
Summit Partners WRI S.á.r.l	Summit RKT VII-B, LP
Summit Partners SFB S.á.r.l	Summit Partners 360 Sarl FKA Summit Partners IX Sarl
Summit Partners DDN S.á.r.l	Summit Partners 360 Cayman LP
Summit Partners VP- A, S.à r.l.	First Midco Ltd
Summit Partners VP- B, S.à r.l.	IVH Lux Holdings 1 SARL
Summit Partners VI A SAS (French-co)	Masternaut Luxembourg Holdings Sarl
Summit Partners VI B SAS (French-co)	Summit Partners Relex SARL
Summit Partners WT- A, S.à r.l.	Summit Partners SGN Sarl
Summit Partners WT-B, S.à r.l.	Summit Partners SMP Sarl
Summit Partners FMT, S.à r.l.	Summit Partners SPT Sarl
Summit Partners TLK-A, S.à r.l.	Summit Partners SZN Sarl
Summit Partners TLK-B, S.à r.l.	Summit Partners (GGV) Sarl
Summit Partners OGN (LUXCO) SCA	Summit Partners (GGV o/s) Sarl
Summit Partners India Private Investments I	Summit Partners Europe CLYP Sàrl
Summit Partners India Holdco Investors	Summit Partners GE VIII-B CLYP Sàrl
Summit Partners India Holdco, LP	Summit Partners GE VIII/Co-Inv CLYP Sàrl
Summit Partners India Venture Capital Investments	Calypso Group Lux SCA
Summit Partners AVT Cooperatief U.A	Calypso Lux GP Sarl
Summit Partners AVT, LLC	Calypso Manco Sarl

IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 27 day of August, 2008.

/s/ Gregory M. Avis
Gregory M. Avis

State of California                                          )

)      ss:

County of San Mateo                                    )

On this 27 day of August, 2008, before me personally came Gregory M. Avis, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

[Notary Seal]

/s/ Lisa Franco
Notary Public

IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 24 day of October, 2013.

/s/ Darren M. Black
Darren M. Black

Commonwealth of Massachusetts              )

)      ss:

County of Suffolk                                           )

On this 24 day of October 2013, before me personally came Darren M. Black, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

[Notary Seal]

/s/ Meredith C. Twigg
Notary Public

IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 15 day of September, 2008.

/s/ John R. Carroll
John R. Carroll

Commonwealth of Massachusetts              )

)      ss:

County of Suffolk                                           )

On this 15 day of September 2008, before me personally came John R. Carroll, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

[Notary Seal]

/s/ Peter Danbridge
Notary Public

IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 18 day of August, 2008.

/s/ Peter Y. Chung
Peter Y. Chung

State of California                                          )

)      ss:

County of San Mateo                                    )

On this 18 day of August, 2008, before me personally came Peter Y. Chung, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

[Notary Seal]

/s/ Elisa Leonhardt
Notary Public

IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 5 day of September, 2008.

/s/ Scott C. Collins
Scott C. Collins

Kingdom of England                                      )

)      ss:

City of London                                                )

On this 5 day of September, 2008, before me personally came Scott C. Collins, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

[Notary Seal]

/s/ Edward Gardiner
Notary Public

IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 15 day of September, 2008.

/s/ Christopher J. Dean
Christopher J. Dean

Commonwealth of Massachusetts              )

)      ss:

County of Suffolk                                           )

On this 15 day of September, 2008, before me personally came Christopher J. Dean, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

[Notary Seal]

/s/ Peter Danbridge
Notary Public

IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 12 day of September, 2011.

/s/ Mark A. deLaar
Mark A. deLaar

Commonwealth of Massachusetts              )

)      ss:

Country of Suffolk                                         )

On this 12 day of September, 2011, before me personally came Mark A. deLaar, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

[Notary Seal]

/s/ Peter Danbridge
Notary Public

IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 15 day of September, 2008.

/s/ Bruce R. Evans
Bruce R. Evans

Commonwealth of Massachusetts              )

)      ss:

County of Suffolk                                           )

On this 15 day of September, 2008, before me personally came Bruce R. Evans, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

[Notary Seal]

/s/ Peter Danbridge
Notary Public

IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 18 day of August, 2008.

/s/ Charles J. Fitzgerald
Charles J. Fitzgerald

State of California                                          )

)      ss:

County of San Mateo                                    )

On this 18 day of August, 2008, before me personally came Charles J. Fitzgerald, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

[Notary Seal]

/s/ Elisa Leonhardt
Notary Public

IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 21 day of August, 2008.

Craig D. Frances
Craig D. Frances

State of California                                          )

)      ss:

County of San Mateo                                    )

On this 21 day of August, 2008, before me personally came Craig D. Frances, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

[Notary Seal]

/s/ Elisa Leonhardt
Notary Public

IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 7 day of September, 2011.

/s/ Greg S. Goldfarb
Greg S. Goldfarb

Commonwealth of California                      )

)      ss:

Country of San Mateo                                   )

On this 7 day of September, 2011, before me personally came Greg S. Goldfarb, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

[Notary Seal]

/s/ Lisa Marie Del Ben
Notary Public

IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 15 day of September, 2008.

/s/ Thomas H. Jennings
Thomas H. Jennings

Commonwealth of Massachusetts              )

)      ss:

County of Suffolk                                           )

On this 15 day of September 2008, before me personally came Thomas H. Jennings, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

[Notary Seal]

/s/ Peter Danbridge
Notary Public

IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 18 day of August, 2008.

Walter G. Kortshak
Walter G. Kortschak

State of California                                          )

)      ss:

County of San Mateo                                    )

On this 18 day of August, 2008, before me personally came Walter G. Kortschak, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

[Notary Seal]

/s/ Elisa Leonhardt
Notary Public

IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 15 day of September, 2008.

/s/ Martin J. Mannion
Martin J. Mannion

Commonwealth of Massachusetts              )

)      ss:

County of Suffolk                                           )

On this 15 day of September, 2008, before me personally came Martin J. Mannion, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

[Notary Seal]

/s/ Peter Danbridge
Notary Public

IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 12 day of August, 2008.

/s/ Harrison B. Miller
Harrison B. Miller

State of California                                          )

)      ss:

County of San Mateo                                    )

On this 12 day of August, 2008, before me personally came Harrison B. Miller, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

[Notary Seal]

/s/ Lisa Franco
Notary Public

IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 15 day of September, 2008.

/s/ Kevin P. Mohan
Kevin P. Mohan

Commonwealth of Massachusetts              )

)      ss:

County of Suffolk                                           )

On this 15 day of September, 2008, before me personally came Kevin P. Mohan, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

[Notary Seal]

/s/ Peter Danbridge
Notary Public

IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 10 day of September, 2015.

/s/ Jay D. Pauley
Jay D. Pauley

Commonwealth of Massachusetts              )

)      ss:

County of Suffolk                                           )

On this 10 day of September, 2015, before me personally came Jay D. Pauley, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

[Notary Seal]

/s/ Theresa Han Choe
Notary Public

IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 15 day of September, 2008.

/s/ Thomas S. Roberts
Thomas S. Roberts

Commonwealth of Massachusetts              )

)      ss:

County of Suffolk                                           )

On this 15 day of September, 2008, before me personally came Thomas S. Roberts, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

[Notary Seal]

/s/ Peter Danbridge
Notary Public

IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 21 day of May, 2012.

/s/ Han K. Sikkens
Han K. Sikkens

Kingdom of England                                      )

)      ss:

City of London                                                )

On this 23 day of May, 2012, before me personally came Johannes Kornelis Jan. Sikkens, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

[Notary Seal]

/s/ J. B. Burgess
Notary Public

IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 10 day of September, 2008.

/s/ E. Roe Stamps
E. Roe Stamps

State of Florida                                                )

)      ss:

County of Monroe                                          )

On this 10 day of September, 2008, before me personally came E. Roe Stamps, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

[Notary Seal]

/s/ Joanne Muniz
Notary Public

IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 21 day of May, 2012.

/s/ Christian R. Strain
Christian R. Strain

Kingdom of England                                      )

)      ss:

City of London                                                )

On this 23 day of May, 2012, before me personally came Christian Raymond Strain, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

[Notary Seal]

/s/ J. B. Burgess
Notary Public

IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 7 day of September, 2011.

/s/ Alexander D. Whittemore
Alexander D. Whittemore

Commonwealth of Massachusetts              )

)      ss:

Country of Suffolk                                         )

On this 7 day of September, 2011, before me personally came Alexander D. Whittemore, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

[Notary Seal]

/s/ Peter Danbridge
Notary Public

IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 15 day of September, 2008.

/s/ Stephen G. Woodsum
Stephen G. Woodsum

Commonwealth of Massachusetts              )

)      ss:

Country of Suffolk                                         )

On this 15 day of September, 2008, before me personally came Stephen G. Woodsum, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

[Notary Seal]

/s/ Peter Danbridge
Notary Public

IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 19 day of May 2016.

/s/ Matthias G. Allgaier
Matthias G. Allgaier

Kingdom of England                                      )

)      ss:

City of London                                                )

On this 19th day of May 2016, before me personally came Matthias G. Allgaier, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

[Notary Seal]

/s/ Kelli L. Flanagan
Notary Public

IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 19th  day of  January   , 2016.

/s/ Peter L. Rottier
Peter L. Rottier

State of California                                          )

)      ss:

County of San Mateo                                    )

On this  19   day of  January      , 2016, before me personally came Peter L. Rottier, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

[Notary Seal]

/s/Elisa Leonhardt
Notary Public

IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 2nd day of March, 2017.

/s/ Michael A. Medici
Michael A. Medici

Commonwealth of Massachusetts              )

)      ss:

County of Suffolk                                           )

On this 2nd day of March, 2017, before me personally came Michael A. Medici, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

[Notary Seal]

/s/ Meredith C. Twigg
Notary Public

IN WITNESS WHEREOF, this Power of Attorney has been signed as of the _19th_ day of _January_, 2016.

/s/ Andrew J. Collins
Andrew J. Collins

State of California                                          )

)      ss:

County of San Mateo                                    )

On this  20th   day of   January  , 2016, before me personally came Andrew J. Collins, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

[Notary Seal]

/s/ Theresa Han
Notary Public